EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITOR




Excalibur Industries, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated April 9, 2003, relating to the consolidated financial statements of Excalibur Industries Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                    CROSS AND ROBINSON



                                                    Certified Public Accountants


Tulsa, Oklahoma
May 7, 2003

                         CONSENT OF INDEPENDENT AUDITOR




Excalibur Industries, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated August 2, 2002, relating to the financial statements of Aero Weld, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                    CROSS AND ROBINSON



                                                    Certified Public Accountants


Tulsa, Oklahoma
May 7, 2003

                         CONSENT OF INDEPENDENT AUDITOR




Excalibur Industries, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated March 6, 2002, relating to the financial statements of Shumate Machine Works, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                    CROSS AND ROBINSON



                                                    Certified Public Accountants


Tulsa, Oklahoma
May 7, 2003